Capital and Reserves (Details 5) - $ / shares	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Capital commitments [abstract]
Number of RSUs, Beginning Balance	0	196,753
Number of RSUs, Settlement	0	(196,753)	[1]
Number of RSUs, Ending Balance	0	0
Weighted average fair value, Beginning Balance	$ .00	$ 1.27
Weighted average fair value, Settlement	.00	1.44
Weighted average fair value, Ending Balance	$ .00	$ .00

[1]	During the year ended December 31, 2019, the Group settled the RSUs which had vested by issuing 111,086 shares with the balance of 85,667 RSUs being withheld to pay tax obligations. The Group recognized for equity-settled RSUs, SBC of $29 with a corresponding increase in the SBC Reserve. For RSUs classified as cash-settled, the Group recognized $43 in SBC with a corresponding increase in the RSU liability. On the settlement of the cash-settled RSUs, the RSU liability was reduced to $nil with $58 transferred to share capital for the shares issued with the remainder remitted to the tax authorities.